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                                                                    EXHIBIT 10.3

              SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE



         THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE (this "Second Amendment") is dated as of March 31, 2000 between MOVIEPLEX REALTY LEASING, L.L.C. (the "Landlord") and Carmike Cinemas, Inc. (the "Tenant");

                                   WITNESSETH:

         WHEREAS, the Landlord and the Tenant executed and delivered that certain Amended and Restated Master Lease, dated as of the 29th day of January, 1999, as amended by First Amendment to Amended and Restated Lease dated as of November 19, 1999 (as so amended, the "Lease");

         WHEREAS, the Tenant has requested and the Landlord has agreed to certain amendments to the Lease, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Landlord and the Tenant hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Lease shall have the meaning assigned to such term in the Lease. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Lease shall from and after the date hereof refer to the Lease as amended hereby.

         2.       Amendment to Section 1.1. Amendments to Section 1.1. Section
1.1 of the Lease hereby is amended by deleting the definitions of "Adjusted Cash Flow", "Adjusted Fixed Charges", "Collateral", "Collateral Documents", "Consolidated Cash Flow", "Consolidated Net Income", "Equity Return Rate and "Permitted Encumbrances", and adding the following new definitions in appropriate alphabetical sequence:

                  "Adjusted Cash Flow" means, for any period, Consolidated Operating Income for such period, plus, to the extent deducted in determining the amount thereof, (i) Rental Obligations (less any principal portion of any Off-Balance Sheet Lease), (ii) depreciation and amortization, and (iii) any aggregate net income during such period arising from the sale, exchange or other distribution of capital assets, provided that the total amount so included pursuant to this clause (iii) shall not exceed 5% of Consolidated Operating Income for such period, provided further, however, that, in calculating Adjusted Cash Flow for any such period, any acquisition or disposition of assets that shall have occurred during such period will be deemed to have occurred at the beginning of such period; and (iv) with respect to any Off-Balance Sheet Property which was acquired or ground-leased by any entity acting in the capacity of landlord (or in any functionally similar capacity to a landlord) under any Off-Balance Sheet Lease within the 12-month period ending on the


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         date of determination of Consolidated Cash Flow, Adjusted Cash Flow shall include Theatre-Level EBITDA for such Off-Balance Sheet Property and shall be determined with respect to such Off-Balance Sheet Property on the basis of actual Theatre-Level EBITDA within such period and projected Theatre-Level EBITDA for the remainder of such period (with such projections being based on the average Theatre-Level EBITDA of comparable theater properties of the Tenant which were operated during the entire 12-month period); provided, that in determining Adjusted Cash Flow, the expense incurred by the Tenant in complying with the provisions of Section 2.1(mm) in granting and recording the Carmike Mortgages and obtaining the Real Estate Collateral Documentation shall be added back to Consolidated Operating Income.

                  "Adjusted Consolidated Funded Debt" means at any time the sum (without duplication) of: (i) Consolidated Funded Debt; plus (ii) the product of (x) Rental Obligations (excluding Rental Obligations under the Lease) for the 4 Fiscal Quarter period just ended (and Rental Obligations under leases arising from sale/leaseback transactions of theatres shall be annualized on a proforma basis, as to any Operating Lease which has been in effect for less than 4 Fiscal Quarters), times
         (y)8.

                  "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Tenant and its Consolidated Subsidiaries, as determined in accordance with GAAP, but excluding any Capital Expenditures consisting of tenant improvement expenses which are reimbursed or reimbursable to the Tenant or a Consolidated Subsidiary by the landlord.

                  "Carmike Mortgage Properties Cash Flow" means, with respect to each Fee Property subject to a Carmike Mortgage and each Leasehold Mortgage Property, the portion of Fee and Leasehold Properties Cash Flow derived therefrom.

                  "Carmike Mortgage Properties Cash Flow Coverage" means Carmike Mortgage Properties Cash Flow, as of the date of measurement, as determined by reference to the Carmike Mortgage Properties Cash Flow Coverage Report.

                   Carmike Mortgage Properties Cash Flow Coverage Report means a report or an updated report, in form and substance reasonably satisfactory to the Collateral Agent, to be provided to the Landlord, the Agent, the Collateral Agent and the Secured Parties pursuant to
         Section 2.1(mm), reflecting the Carmike Mortgage Properties Cash Flow Coverage as of the date of such report or updated report.

                  "Carmike Mortgage Properties Test Date" means November 1,
         2000.

                  "Carmike Mortgages" means, individually or collectively, as the context shall require, any mortgage, deed to secure debt, deed of trust or similar instrument appropriate for the relevant jurisdiction, in form and substance satisfactory to the Agent and the Collateral Agent pursuant to which the Tenant and EastWynn, respectively, grant a first priority, perfected Lien on all Fee Properties and all Leasehold Properties which become Leasehold Mortgages pursuant to Section 5.27, to the Collateral Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations (or a designated portion


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         thereof), as contemplated in Section 5.27, as it may hereafter be amended or supplemented from time to time.

                  "Collateral" means the property of the Tenant and EastWynn, respectively, in which the Collateral Agent, for the ratable benefit of the Secured Parties, is granted a security interest pursuant to the Security Agreement, the Pledge Agreement and the Carmike Mortgages, to secure the Secured Obligations, for the ratable benefit of the Secured Parties.

                  "Collateral Documents" means the Intercreditor Agreement, the Pledge Agreement, the Security Agreement, the Carmike Mortgages, and such financing statements as the Collateral Agent may require to perfect its security interest in the Collateral.

                  "Consolidated Cash Flow" means, for any period, the sum of Consolidated Operating Income of the Tenant, and its Subsidiaries, plus to the extent deducted in determining such Consolidated Operating Income (i) depreciation and amortization, and (ii) any aggregate net income during such period arising from the sale, exchange or other distribution of capital assets, provided, however, that the total amount so included pursuant to this clause (ii) shall not exceed 5% of Consolidated Operating Income for such period, provided further, however, that, in calculating Consolidated Cash Flow for any such period, any acquisition or disposition of assets that shall have occurred during such period will be deemed to have occurred at the beginning of such period; provided further, however, that (x) for purposes of determining the ratio of Consolidated Funded Debt to Consolidated Cash Flow and the ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow, all Off-Balance Sheet Lease Payments made during the relevant period which has been deducted in computing Consolidated Net Income shall be added back in computing Consolidated Cash Flow, (y) with respect to any Off-Balance Sheet Property which was acquired or ground-leased by any entity acting in the capacity of landlord (or in any functionally similar capacity to a landlord) under any Off-Balance Sheet Lease within the 12-month period ending on the date of determination of Consolidated Cash Flow, Consolidated Cash Flow shall include Theatre-Level EBITDA for such Off-Balance Sheet Property and shall be determined with respect to such Off-Balance Sheet Property on the basis of actual Theatre-Level EBITDA within such period and projected Theatre-Level EBITDA for the remainder of such period (with such projections being based on the average Theatre-Level EBITDA of comparable theater properties of the Tenant which were operated during the entire 12-month period), and (z) the expense incurred by the Tenant in complying with the provisions of Section 2.1(mm) in granting and recording the Carmike Mortgages and obtaining the Real Estate Collateral Documentation shall be deducted from Consolidated Operating Income.

                  "Consolidated Net Income" means for any period, the net income (or deficit) of the Tenant and its Subsidiaries for such period in question (taken as a cumulative whole) after deducting, without duplication, all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating material inter-company items in accordance with GAAP and after deducting portions of


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         income properly attributable to outside minority interests, if any, in
         Subsidiaries; provided, however, that there shall be excluded (a) any income or deficit of any other Person accrued prior to the date it becomes a Subsidiary or merges into or consolidates with the Tenant or another Subsidiary, (b) the net income in excess of an amount equal to 5% of Consolidated Net Income for such period before giving effect to this clause (b) (or deficit) of any Person (other than a Subsidiary) in which the Tenant or any Subsidiary has any ownership interest, except to the extent that any such income has been actually received by the Tenant or such Subsidiary in the form of cash dividends or similar distributions, and provided that the resulting income is generated by lines of businesses substantially similar to those of the Tenant and its Subsidiaries taken as a whole during the fiscal year ended December 31, 1998, (c) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (d) any deferred credit or amortization thereof from the acquisition of any properties or assets of any Person, (e) any aggregate net income (but not any aggregate net loss) during such period arising from the sale, exchange or other distribution of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) to the extent the aggregate gains from such transactions exceed losses from such transactions, (f) any impact on the income statement resulting from any write-up of any assets after the Effective Date (as defined in the Credit Agreement), (g) any items properly classified as extraordinary in accordance with GAAP, (h) proceeds of life insurance policies to the extent such proceeds exceed premiums paid to maintain such life insurance policies, (i) any portion of the net income of a Subsidiary which is unavailable for the payment of dividends to the Tenant or a Subsidiary, (j) any gain arising from the acquisition of any debt securities for a cost less than principal and accrued interest, (k) in the case of a successor to the Tenant by permitted consolidation or merger or transfer of assets pursuant to Section 2.1(cc), any earnings, of such successor or transferee prior to the consolidation, merger or transfer of assets, (1) any earnings on any Investments of the Tenant or any Subsidiary except to the extent that such earnings are received by the Tenant or such Subsidiary as cash, provided that earnings which would otherwise be excluded from Consolidated Net Income pursuant to the preceding provisions of this clause (1) shall be included in Consolidated Net Income but only to the extent that such earnings are attributable to the net income of any Person (other than a Subsidiary) in which the Tenant or any Subsidiary has any ownership interest and such net income is not otherwise excluded from Consolidated Net Income by virtue of clause (b) of this definition and (m) the Restructuring and Impairment Charges for 1998, the Impairment Charges for 1999, and any Subsequent Restructuring and Impairment Charges up to but not exceeding an aggregate of $10,000,000 in any Fiscal Year (but with any portion of such $10,000,000 which is unused in any Fiscal Year being carried over to subsequent Fiscal Years).

                  "Equity Return Rate" means a percentage rate of return per annum on the Landlord's Equity Amount, to be determined for each calendar quarter, equal to the greater of:


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                           (A)      The sum of (i) 3-month LIBOR; plus, (ii) the
         Letter of Credit Fee with respect to the Series B Bonds determined pursuant to Section 2.01(h)(iii) of the Reimbursement Agreement; plus,
         (iii) 5.50%; or

                           (B)      12.00%,

         provided, however, that in the event that any Preferred Member of the Landlord shall have exercised the special rights provided in Section 11(d) of the Operating Agreement, but such rights shall not, for any reason, have been honored, the Equity Return Rate shall be increased thereafter to 200% of the rate determined herein.

                  "Fee and Leasehold Properties Cash Flow" means, with respect to each Fee Property and each Leasehold Property, the operating income derived therefrom, without provision for any interest, taxes related to income, depreciation, amortization and corporate general and administrative expenses, for the Fiscal Year ending December 31, 1999, as determined by reference to the Fee and Leasehold Properties Cash Flow Report.

                  "Fee and Leasehold Properties Cash Flow Report" means the report dated on or about the First Amendment Effective Date which is furnished to the Agent, the Collateral Agent, the LC Lenders and the Landlord pursuant to Section 2.1(mm) and which lists each of the Fee Properties and the Leasehold Properties and shows, for each such Property, the portion of Consolidated Cash Flow for the Fiscal Year ending December 31, 1999 which was produced by such Property.

                  "Fee Properties" means all Properties consisting of real estate and improvements in which the Tenant or EastWynn owns fee simple title.

                  "Impairment Charges for 1999" means asset impairment charges taken by the Tenant for the last Fiscal Quarter of its 1999 Fiscal Year in the amount of $33,037,122.

                  "Leasehold Mortgage Properties" means all Leasehold Properties which have become subject to a Carmike Mortgage and as to which all Real Estate Collateral Documentation required by the Collateral Agent has been obtained pursuant to Section 2.1(mm).

                  "Leasehold Properties" means all Properties consisting of real estate and improvements in which the Tenant or EastWynn has a leasehold interest, excluding real estate and improvements which are subject to and leased pursuant to the Lease.

                  "Permitted Encumbrance" means, (i) with respect to each Supplemental Property, only those liens, easements building lines, restrictions, security interests and other matters accepted or approved by the Landlord and the Agent in writing and (ii) with respect to any Fee Property or Leasehold Property which is subject to a Carmike Mortgage, the encumbrances permitted by the Collateral Agent in its reasonable judgment (but not including any Lien on interests of the Tenant or a Guarantor thereon consisting of a mortgage, deed to secure debt, deed of trust or security agreement) as specified in such Carmike Mortgage.


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                  "Real Estate Collateral Documentation" means the instruments, documents and agreements executed and/or delivered by the Tenant or EastWynn to the Collateral Agent (if applicable) pursuant to Section 2.1(mm) in connection with each Carmike Mortgage in order to convey to the Collateral Agent (or a trustee for the benefit of the Collateral Agent, as applicable in the relevant jurisdiction) for the ratable benefit of the Secured Parties a first priority Lien (subject to Permitted Encumbrances) on the right, title and interest of the Tenant or EastWynn in the Fee Property or Leasehold Property described therein, and other rights ancillary thereto, all in form and substance reasonably satisfactory to the Collateral Agent, after consultation with the Tenant or EastWynn, as applicable. The Real Estate Collateral Documentation may include, without limitation, the following as to each Fee Property or Leasehold Property:

                           (i) an owner's/lessee's affidavit for each parcel or tract of such Fee Property or Leasehold Property;

                           (ii) mortgagee title insurance binders and policies for each tract or parcel of such Fee Property or Leasehold Property;

                           (iii) such landlord consents with respect to the Leasehold Properties as the Collateral Agent may reasonably require from any Third Parties with respect to any portion of such Leasehold Property;

                           (iv)     for each Fee Property and Leasehold
                                    Property, a copy of any existing survey of each parcel or tract of such Fee Property or Leasehold Property; provided, that if no existing survey exists, the Collateral Agent shall be furnished a current survey showing metes-and-bounds only, and upon request of the Collateral Agent during the existence of an Event of Default, the Collateral Agent shall be furnished a current "as-built" survey;

                           (v) a certificate as to the insurance required by the related Carmike Mortgage;

                           (vi) upon request of the Collateral Agent during the existence of an Event of Default, the Collateral Agent shall be furnished a report of a licensed engineer detailing an environmental inspection of such Fee Property or Leasehold Property; and

                           (vii) an indemnification agreement regarding hazardous materials for such Fee Property or Leasehold Property.


                  "Second Amendment Effective Date" means March 31, 2000.

                  "Subsequent Restructuring and Impairment Charges" means any non-cash restructuring charges taken with respect to any impaired assets and any asset impairment charges taken by the Tenant during any Fiscal Year following its 1999 Fiscal Year.


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


         3. Amendment to Section 2.1(s)(iii). Section 2.1(s)(iii) of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  (iii) simultaneously with the delivery of each set of financial statements referred to in clauses (i) and (ii) above, a certificate, substantially in the form of Exhibit M or in such other form as shall be mutually satisfactory to the Tenant, the Landlord and the Agent (a "Compliance Certificate"), of the chief financial officer or the chief executive officer of the Tenant (A) setting forth in reasonable detail the calculations required to establish whether the Tenant was in compliance with the requirements of Sections 2.1(u) through 2.1(z), inclusive, 2.1(cc), 2.1(gg) and 2.1(ll) on the date of such financial statements and (B) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Tenant is taking or proposes to take with respect thereto.

         4. Amendment to Sections 2.1(x) and (xi) and new Sections 2.1(xi) and (xii). The word "and" at the end of Section 2.1(x) is deleted, Section 2.1(xi) is relettered as Section 2.1(xiii), and new Sections 2.1(xi) and (xii) are added, as follows:

                  1. (xi) within 30 days after the end of each Fiscal Year, a budget for the next Fiscal Year, including a detailed statement of cash flow, balance sheet and income statement, on a consolidated basis for the Tenant and its Subsidiaries; and

                  2. (l) within 30 days after the end of each Fiscal Quarter, a report concerning theatre operations showing (a) gross attendance, (b) gross concession revenue and (c) gross ticket revenue for the Fiscal Quarter just ended; and

         5. Amendment to Section 2.1(u). Section 2.1(u) of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  (u) Ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

                    Fiscal Quarter Ending                  Applicable Ratio
                    ---------------------                  ----------------
               On or before September 30, 2000               4.25 to 1.0
               December 31, 2000 through                     3.75 to 1.0
               September 30, 2001
               December 31, 2001 through                     3.50 to 1.0
               September 30, 2002
               December 31, 2002 and                         3.00 to 1.0.
               thereafter


         6. Amendment to Section 2.1(v). Section 2.1(v) of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:


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                  (v)      Ratio of Consolidated Funded Debt to Consolidated
         Cash Flow. At the end of each Fiscal Quarter ending as provided in the following table, the ratio of Consolidated Funded Debt at the end of such Fiscal Quarter to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending               Applicable Ratio
                  ---------------------               ----------------
               On or before September 30, 2000          6.50 to 1.0
               December 31, 2000 through                5.75 to 1.0
               September 30, 2001
               December 31, 2001 through                5.50 to 1.0
               September 30, 2002
               December 31, 2002 and                    5.00 to 1.0.
               thereafter

         7. Amendment to Section 2.1(x). Section 2.1(x) of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  (x) Fixed Charge Coverage. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of (a) Adjusted Cash Flow to (b) Fixed Charges, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending               Applicable Ratio
                  ---------------------               ----------------
               On or before September 30, 2001          1.25 to 1.0
               December 31, 2001 and                    1.40 to 1.0.
               thereafter

         8. Amendment to Section 2.1(y). Section 2.1(y) of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  (y) Ratio of Adjusted Consolidated Funded Debt to Adjusted Cash Flow. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of (a) Adjusted Consolidated Funded Debt to (b) Adjusted Cash Flow, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending               Applicable Ratio
                  ---------------------               ----------------
               March 31, 2000 through                    7.5 to 1.0
               September 30, 2000
               December 31, 2000 through                 7.0 to 1.0.
               December 31, 2001
               March 31, 2002 and                        6.5 to 1.0
               thereafter


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         9.       Amendment to Section 2.1(gg). Section 2.1(gg) of the Credit
Agreement hereby is amended by deleting it in its entirety and by substituting therefor the following

                  (gg) Investments. Neither the Tenant nor any of its Subsidiaries shall make Investments in any Person except: (a) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (v) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 1998,
         (vi) deposits required by government agencies or public utilities, and
         (vii) loans, advances or other Investments to or in Guarantors; and (b) other Investments which, in the aggregate since the Second Amendment Effective Date, do not exceed $10,000,000; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

         10. New Section 2.1(ll). A new Section 2.1(ll) hereby is added to the Lease, as follows:

                  (ll) Capital Expenditures. At the end of each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2000, Capital Expenditures for such Fiscal Year (excluding non-maintenance Capital Expenditures on theatres opened on or before December 31, 1999 which were contracted for on or before such date) shall not exceed (a) for the Fiscal Year ending December 31, 2000, $25,000,000 and (b) for each Fiscal Year thereafter, $35,000,000.

         11. New Section 2.1(mm). A new Section 2.1(mm) hereby is added to the Credit Agreement, as follows:

                  1. Section 2.1(mm) Carmike Mortgages; Pricing Adjustments. On or within 10 days after the Second Amendment Effective Date, the Tenant shall deliver to the Landlord, the Agent, the Collateral Agent and the Secured Parties the Fee and Leasehold Properties Cash Flow Report. Prior to the Carmike Mortgage Properties Test Date, the Tenant shall (i) for each Fee Property and each Leasehold Property as to which no Third Party consent is required, execute and deliver to the Collateral Agent a Carmike Mortgage and the related Real Estate Collateral Documentation reasonably requested by the Collateral Agent with respect thereto, and (ii) for each Leasehold Property as to which a Third Party consent is required, use its best efforts to obtain such Third Party consent, and upon obtaining such consent, execute and deliver to the Collateral Agent a Carmike Mortgage and the related Real Estate Collateral Documentation reasonably requested by the Collateral Agent with respect thereto. After the Carmike Mortgage Properties Test Date, the Tenant shall continue to use its best efforts to obtain such Third Party consents


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

         not previously obtained, and upon obtaining such consent, execute and deliver to the Collateral Agent a Carmike Mortgage and the related Real Estate Collateral Documentation reasonably requested by the Collateral Agent with respect thereto. On the Carmike Mortgage Properties Test Date, the Tenant shall provide to the Agent, the Collateral Agent and the Secured Parties the initial Carmike Mortgage Properties Cash Flow Coverage Report, reflecting the Carmike Mortgage Properties Cash Flow Coverage as of the Carmike Mortgage Properties Test Date (or a date within 5 Domestic Business Days prior thereto). After the Carmike Mortgage Properties Test Date, the Tenant may provide to the Agent, the Collateral Agent and the Secured Parties at any time, and shall provide to the Agent, the Collateral Agent and the Secured Parties upon the Agent's request, an update of the Carmike Mortgage Properties Cash Flow Coverage Report, reflecting the Carmike Mortgage Properties Cash Flow Coverage as of such updated report. On or before 60 days after the Second Amendment Effective Date, the Intercreditor Agreement shall be amended as appropriate to include within its scope the Carmike Mortgages and the Fee Properties and Leasehold Mortgage Properties subject thereto. Supplemental Rent shall be adjusted from time to time as necessary to enable the Landlord to pay any increase in Letter of Credit Fees or interest payable by the Landlord as required by the last sentence of Section 2.03(a) of the Reimbursement Agreement, based on the Carmike Mortgage Properties Cash Flow Coverage as reflected in the Carmike Mortgage Properties Cash Flow Coverage Report, as updated from time to time pursuant to the foregoing.

         12. Amendment to Section 15.2(b). Section 15.2(b) of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  1. (b) The term "Fair Market Value" shall mean, with respect to the Leased Property, the greater of (i) one hundred (110%) percent of the amount estimated by an MAI appraiser reasonably acceptable to the Landlord and the Tenant, such estimation to be made prior to but confirmed by the New Appraisals, to be the fair market value of the Leased Property on and as of the Expiration Date and (ii) the Unamortized Total Project Cost.

         13. Amendment to Section 15.4(b). Section 15.4(b) of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  (b) The purchase price payable by the Tenant for any Subperforming Theater Property shall be the greater of (i) the unamortized Allocable Costs attributed to such Subperforming Theater Property and (ii) 110% of the fair market value of such Subperforming Theater Property as of the date of such purchase, as such fair market value shall be determined by an appraisal (dated not earlier than 120 days prior to such purchase date) prepared and certified by an independent MAI appraiser acceptable to the Landlord and the Agent and submitted to the Landlord and the Agent together with the notice referred to in Section 15.4(a) above.

         14. Amendment to Section 15.7. Section 15.7 of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  Section 15.7 Special Right of Termination and Purchase. In the event that during the term of this Lease:

                  (a) GAAP should require (i) the reclassification of this Lease as a Capital Lease, or (ii) a consolidation of accounts of the Landlord with those of the Tenant; or

                  (b) the Code or other applicable U.S. income tax laws and regulations should require that the Tenant be regarded as the owner of the Individual Properties for purposes thereof,

                  the Tenant shall have the option, exercisable upon 180 days prior written notice to the Landlord and the Agent, to terminate this Lease. Such option may be exercised only in conjunction with a simultaneous offer in writing to purchase for cash all, but not less than all, of the Individual Properties at the greater of (i) a Purchase Price equal to 110% of their aggregate fair market value, as determined by a qualified MAI appraiser selected jointly by the Landlord and Tenant and approved by the Agent; or (ii) the sum of the (a) aggregate principal amount of Bonds outstanding (other than Pledged Bonds), plus (b) an amount equal to the aggregate principal amount outstanding on the Reimbursement Notes and all accrued and unpaid interest thereon, plus (c) the balance of the Preferred Member's Unrecovered Capital Account, plus
                  (d) any capital contributions of the Common Members to the Landlord, with a cumulative return thereon at a rate of return, adjusted quarterly, equal to the sum of (i) 3-month LIBOR; plus (ii) the letter of credit fee payable pursuant to
                  Section 201(h)(iii) of the Reimbursement Agreement; plus (iii) .50% per annum, plus (e) without duplication of the foregoing, all accrued and unpaid Supplemental Rent and Basic Rent, and all other amounts then owed by the Tenant under this Lease.


         15. Amendment to Section 17.1(b). Section 17.1(b) of the Lease hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  (b) Breach by the Tenant of any of the covenants contained in Sections 2.1(s)(v), 2.1(s)(x), 2.1(t)(iii), 2.1(u) to 2.1(y), inclusive, 2.1(aa) (as to the Tenant), 2.1(bb) (as to the Tenant), 2.1(cc), 2.1(ee), 2.1(gg), or 2.1(ii) to 2.1(kk), inclusive,
         2.1(ll), 4.3 or the first sentence of Section 22.1(a); or

         16. Exhibit M. Exhibit M (Compliance Certificate) hereby is deleted in its entirety and Exhibit M hereto is substituted therefor.

         17. Release of Supplemental Properties. The Tenant has requested the conveyance to it or its designee and the release from the Lease, of the Supplemental Properties located in Dougherty County, Georgia and Rutherford County, Tennessee, and the Landlord hereby agrees to such conveyance, at no cost to the Tenant, except that (i) there shall be no reduction in the amount of Basic Rent payable under the Lease on each Basic Rent Payment Date as a result of such conveyance and release and (ii) the Tenant shall pay Supplemental Rent in such amount as is necessary to reimburse all costs and expenses incurred by the Landlord or the Agent in connection therewith. Such conveyance shall represent an in-kind reimbursement of excess development costs incurred by the Tenant under the Agency and Development Agreement In furtherance of the foregoing, the Landlord and the Agent, as applicable, shall execute and deliver to the Tenant: (1) as to the Dougherty County, Georgia Supplemental Property, (a) the Termination of Lease Supplement No. 4 in substantially the form attached hereto as Annex 1, (b) the Quit-Claim Deed for Release of Security Deed and Assignment of Rents in substantially the form attached hereto as Annex 2, (c) the Limited Warranty Deed in substantially the form attached hereto as Annex 3, (d) a UCC-3 termination statement with respect to UCC-1 financing statement filed in Dougherty County, Georgia on September 9, 1998, file number 47933566; and (e) the Termination of UCC-2 Notice Filing in substantially the form of Annex 4 hereto and (2) as to the Rutherford County, Tennessee, Supplemental Property, (a) the Termination of Lease Supplement No. 6 in substantially the form attached hereto as Annex 5, (b) the Release of Deed of Trust and Termination of Assignment in substantially the form attached hereto as Annex 6, (c) the Limited Warranty Deed in substantially the form attached hereto as Annex 7 and (d) UCC-3 termination statements with respect to UCC-1 financing statements filed in Rutherford County, Tennessee on January 15, 1999, Book B-447, Page 312 and in the Office of the Secretary of State of Tennessee on February 11, 1999, file number 993006230. Thereafter, such properties shall no longer be Supplemental Properties or Individual Properties under the Lease and shall no longer be subject to the Lease or the other Transaction Documents.

         18. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Lease and the other Transaction Documents to which the Tenant is a party shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Tenant. The amendments contained herein shall be deemed to have both retrospective and prospective application, unless otherwise specifically stated herein.

         19. Ratification. The Tenant hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Lease and the other Transaction Documents to which the Tenant is a party effective as of the date hereof.

         20. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         21. Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         22. No Default. To induce the Landlord to enter into this Second Amendment, the Tenant hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Tenant arising out of or with respect to any of the Rent or other obligations of the Tenant owed to the Landlord under the Lease.

         23. Further Assurances. The Tenant agrees to take such further actions as the Landlord shall reasonably request in connection herewith to evidence the amendments herein contained to the Landlord.

         24. Governing Law. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

         25. Conditions Precedent. This Second Amendment shall become effective only upon execution and delivery (including by facsimile) of (i) this Second Amendment by the Landlord and the Tenant, (ii) the Second Amendment to and Consent under Reimbursement Agreement of even date herewith by the Landlord, the Agent and the Banks, (iii) the consent of the Trustee at the end hereof, and
(iv) the Consent and Reaffirmation of Guarantors at the end of such Consent under Reimbursement Agreement by each of the Guarantors.

         IN WITNESS WHEREOF, each of the Landlord and the Tenant has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.



WITNESS:                               LANDLORD:

                                       MOVIEPLEX REALTY LEASING,
                                       L.L.C.

                                       By:         RANDOLPH, HUDSON & CO.,
                                                             INC., Manager

                                       By:
--------------------------                ----------------------------------
                                          Name:  Roger J. Burns
                                          Title: Vice President

                                       TENANT:

ATTEST:                                CARMIKE CINEMAS, INC.

                                       By:
--------------------------                ----------------------------------
                                          Name:
                                          Title:

         PURSUANT TO SECTION 9.06 OF THE INDENTURE, AS DEFINED IN THE LEASE DESCRIBED IN THE FOREGOING SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE, FIRST UNION NATIONAL BANK, NOT IN ITS INDIVIDUAL CAPACITY, BUT IN ITS CAPACITY AS TRUSTEE THEREUNDER HEREBY CONSENTS TO THE EXECUTION AND DELIVERY OF THE FOREGOING SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND THE EXECUTION AND DELIVERY OF THE DOCUMENTS DESCRIBED IN SECTION 17 THEREOF.

         FIRST UNION NATIONAL BANK,
         Not In Its Individual Capacity, But In Its
         Capacity As Trustee Under the Indenture
         referred to above.


         By:
            ------------------------
              Title:

                                    EXHIBIT M



                         FORM OF COMPLIANCE CERTIFICATE

         Reference is made to the Amended and Restated Master Lease Agreement dated as of January 29, 1999, as modified and supplemented and in effect from time to time, the "Lease") between MoviePlex Realty Leasing, L.L.C., as the Landlord, and Carmike Cinemas, Inc., as the Tenant. Capitalized terms used herein shall have the meanings ascribed thereto in the Lease.

         Pursuant to Section 2.1(s)(iii) of the Lease, ______________________, the duly authorized ____________________, of Carmike Cinemas, Inc., hereby certifies to the Landlord and the Agent that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ______________, ___, and that no Default is in existence on and as of the date hereof.


                                         CARMIKE CINEMAS, INC.



                                         By:
                                            -----------------------------------
                                         Title:

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------


1. Ratio of Consolidated Senior Funded Debt to Consolidated Total Cash Flow (Section 2.1(u))

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

              Fiscal Quarter Ending                    Applicable Ratio
              ---------------------                    ----------------
              On or before September 30, 2000             4.25 to 1.0
              December 31, 2000 through                   3.75 to 1.0
              September 30, 2001
              December 31, 2001 through                   3.50 to 1.0
              September 30, 2002
              December 31, 2002 and                       3.00 to 1.0
              thereafter

         (a)      Consolidated Senior Funded Debt
                  Schedule - 4                               $____________

         (b)      Consolidated Cash Flow
                  Schedule - 5                               $____________

         Actual Ratio of (a) to (b)                          _____________

         Maximum Ratio                                       [4.25 to 1.0]
                                                             [3.75 to 1.0]
                                                             [3.50 to 1.0]
                                                             [3.00 to 1.0]

2. Ratio of Consolidated Funded Debt to Consolidated Cash Flow (Section 2.1(v))

         At the end of each Fiscal Quarter ending as provided in the following table, the ratio of Consolidated Funded Debt at the end of such Fiscal Quarter to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                  Applicable Ratio
                  ---------------------                  ----------------
                  On or before September 30, 2000           6.50 to 1.0

                  December 31, 2000 through
                  September 30, 2001                        5.75 to 1.0

                  December 31, 2001 through
                  September 30, 2002                        5.50 to 1.0

                  December 31, 2002 and
                  thereafter                                5.00 to 1.0

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------


         (a)      Consolidated Funded Debt
                  Schedule - 4                                $____________

         (b)      Consolidated Cash Flow
                  Schedule - 5                                $____________

         Actual Ratio of (a) to (b)                           ____ to 1.00

         Maximum Ratio                                        [6.50 to 1.00]
                                                              [5.75 to 1.0]
                                                              [5.50 to 1.00]
                                                              [5.00 to 1.00]

3. Restricted Payments (Section 2.1(w))

         The Tenant will not declare or make any, or permit any Subsidiary which is not a Wholly-Owned Subsidiary to make any, Restricted Payment after the Effective Date, if the aggregate amount of such Restricted Payments made in any consecutive 4 Fiscal Quarter period would exceed $4,000,000; provided that after giving effect to the payment of any such Restricted Payments, no Default shall be in existence or be created thereby.

         (a)      Total Restricted Payments
                  made after the Effective Date
                  and during the 3 Fiscal Quarters
                  prior to most recent Fiscal Quarter                  $____________

         (b)      Restricted Payment during most
                  recent Fiscal Quarter                                $____________

         (c)      sum of (a) and (b)                                   $____________

                  Limitation (c) may not exceed $4,000,000

4. Fixed Charge Coverage (Section 2.1(x))

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of (a) Adjusted Cash Flow to (b) Fixed Charges, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than the applicable ratio provided in the following table:

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------


                  Fiscal Quarter Ending                       Applicable Ratio
                  ---------------------                       ----------------

                  On or before September 30, 2001                1.25 to 1.0

                  December 31, 2001 and
                  thereafter                                     1.40 to 1.0

         (a)      Adjusted Cash Flow - Schedule - 3           $____________

         (b)      Fixed Charges - Schedule - 2                $____________

         Actual Ratio of (a) to (b)                           _____________

         Maximum Ratio                                            [1.35 to 1.00]
                                                                  [1.40 to 1.00]

5. Ratio of Adjusted Consolidated Funded Debt to Adjusted Cash Flow (Section 2.1(y)

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of (a) Adjusted Consolidated Funded Debt to (b) Adjusted Cash Flow, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                                Applicable Ratio
                  ---------------------                                ----------------

                  March 31, 2000 through
                  September 30, 2000                                      7.5 to 1.0

                  December 31, 2000 through
                  December 31, 2001                                       7.0 to 1.0.

                  March 31, 2002 and
                  thereafter                                              6.5 to 1.0

         (a)      Consolidated Funded Debt - Schedule 4                $____________

         (b)      Rental Obligations - Schedule - 6                    $____________

         (c)      (b) times 8                                          $____________

         (d)      sum of (a) plus (c)                                  $____________

         (e)      Adjusted Cash Flow - Schedule - 3                    $____________

         Actual Ratio of (d) to (e)                                    ___ to 1.0

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------


         Maximum Ratio                                       [7.5 to 1.0]
                                                             [7.0 to 1.0]
                                                             [6.5 to 1.0]

6. Negative Pledge (Section 2.1(z))

         None of the Tenant's or any Subsidiary's property is subject to any Lien securing Debt except for (i) Liens permitted by paragraph (a) through (e), and paragraph (l), of Section 5.08 of the Credit Agreement, (b) Liens not permitted by the aforementioned paragraphs of
         Section 5.08 (1) on fixed assets permitted under paragraph (l) securing Debt in an aggregate principal amount at any time outstanding not to exceed 5% of Consolidated Total Capitalization and (c) Liens not permitted by paragraphs (a) through (e) and paragraph (l) securing Debt in an aggregate principal amount at any time outstanding not to exceed 5% of Consolidated Total Capitalization:

         (a)      Liens on fixed assets subject to paragraph (l):

         Description of Lien and Property subject to same: Amount of Debt
         Secured:

         1.  _____________________________________   $____________________

         2.  _____________________________________   $____________________

         3.  _____________________________________   $____________________

         4.  _____________________________________   $____________________

         5.  _____________________________________   $____________________

         6.  _____________________________________   $____________________

         7.  _____________________________________   $____________________

         Total of items 1-7                          $____________________

         (b)      Limitation (5% of Consolidated
                  Total Capitalization)              $____________________

         (c)      Liens on other assets subject to paragraph (m):

         Description of Lien and Property subject to same: Amount of Debt
         Secured:

         1.  _____________________________________   $____________________

         2.  _____________________________________   $____________________

         3.  _____________________________________   $____________________

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------


         4.  _____________________________________   $____________________

         5.  _____________________________________   $____________________

         6.  _____________________________________   $____________________

         7.  _____________________________________   $____________________

         Total of items 1-7                          $____________________

         (d)      Limitation (5% of Consolidated
                  Total Capitalization)              $____________________



7.       Sales of Assets (Section 2.1(cc))

         The Tenant will not, nor will it permit any Subsidiary to, ... sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, ... provided that the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (i) the sale, lease or other transfer of assets by a Subsidiary to any other Subsidiary (other than of Collateral by Eastwynn) or to the Tenant, or (ii) subject to the mandatory prepayment provisions of Section 2.10(b) of the Credit Agreement and any comparable provision of the Term Loan Credit Agreement, during any Fiscal Quarter, a transfer of assets in an arm's length transaction for fair market value or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding three Fiscal Quarters (excluding, however, transfers of assets permitted by clause (i) of this Section) contributed more than 10% of Consolidated Operating Income during the 4 consecutive Fiscal Quarters immediately preceding such Fiscal Quarter, and (e) subject to the mandatory prepayment provisions of Section 2.10(b) of the Credit Agreement and any comparable provision of the Term Loan Credit Agreement and to presentation to the Agent and the Banks of a certificate showing compliance with the limitations contained in this clause (e) after giving effect thereto, the Tenant may enter into sale/leaseback transactions after the Effective Date in an amount not to exceed in the aggregate $150,000,000, provided in each of the foregoing such cases no Default shall be in existence or be created thereby. At the request of the Tenant, the Collateral Agent shall release any Collateral sold by the Tenant or Eastwynn in conformity with the foregoing provisions, so long as any prepayments required by
         Section 2.10(b) of the Credit Agreement and any comparable provision of the Term Loan Credit Agreement have been made.

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------


         (a)      Aggregate Operating Income contributed by
                  assets sold during Fiscal Quarter just ended(1)               $________________

         (b)      Aggregate Operating Income contributed by
                  assets sold during 3 prior Fiscal Quarters(1)                 $________________

         (c)      sum of (a) and (b)                                            $________________

         (d)      Consolidated Operating Income during
                  4 Fiscal Quarters ending with
                  Fiscal Quarter just ended                                     $________________

         (e)      10% of (d)                                                    $________________


                  Limitations: (c) may not exceed (e)

8.       Investments (Section 2.1(gg))

         Neither the Tenant nor any of its Subsidiaries shall make Investments in any Person except: (a) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (v) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 1998, (vi) deposits required by government agencies or public utilities, and (vii) loans, advances or other Investments to or in Guarantors; and (b) other Investments which, in the aggregate since the Second Amendment Effective Date, do not exceed $10,000,000; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

         (a)      loans and advances to employees                               $________________

                  Limitation                                                    $1,000,000

         (b)      Aggregate Investments made pursuant to clause
                  (b) from Second Amendment Effective Date
                  and prior to most recent
                  Fiscal Quarter                                                $________________


---------------------------
(1)      Excluding transfers permitted by clause (i)

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------


         (c)      Investments made pursuant to clause (b) during
                  most recent Fiscal Quarter                                    $________________

         (d)      Sum of (b) and (c)                                            $________________

                  Limitation:  (d) may not exceed $10,000,000

9.       Capital Expenditures (Section 2.1(ll)

         At the end of each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2000, Capital Expenditures for such Fiscal Year (excluding non-maintenance Capital Expenditures on theatres opened on or before December 31, 1999 which were contracted for on or before such date) shall not exceed (a) for the Fiscal Year ending December 31, 2000, $25,000,000 and (b) for each Fiscal Year thereafter, $35,000,000.

         (a)      Capital Expenditures incurred during Fiscal Year
                  to date                                                       $_______________

         (b)      Tenant improvements included in (a) and actually
                  reimbursed to date                                            $_______________

         (c)      Estimated amount of reimbursable tenant
                  improvements included in (a) but not yet
                  reimbursed                                                    $_______________

         (d)      Non-maintenance Capital Expenditures on theatres opened on or before December 31, 1999 which
                  were contracted for on or before such date                    $_______________

         (e)      Sum of (a), less (b), less (c), less (d)                      $_______________
                  Limitation: (e) may not exceed sum of $25,000,000 in Fiscal
                  Year 2000 and $35,000,000 in any Fiscal Year thereafter

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------


                                                                    SCHEDULE - 1
                        CONSOLIDATED TOTAL CAPITALIZATION

(a)      Consolidated Net Worth                           $
                                                           -------------------
(b)      Consolidated Funded Debt                         $
                                                           -------------------

(c)      Consolidated Total Capitalization
         (sum of (a) plus (b))                            $
                                                           ==================

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------




                                                                    SCHEDULE - 2
                                  Fixed Charges

(a)      Rental Obligations for:

         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         Total Rental Obligations                             $_____________

(b)      Interest Expense for:

         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         Total Interest Expense                               $_____________
         TOTAL FIXED CHARGES (sum of (a) plus (b))            $_____________

                             Adjusted Fixed Charges

(c)      Dividends for:
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         Total Dividends                                      $_____________

(d)      Tax expense for:

         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         Total Tax Expense                                    $_____________

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------




(e)      Principal payments(2) for:

         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         ____ quarter ____ _-__                               $_____________
         Total principal payments                             $_____________

         TOTAL ADJUSTED FIXED CHARGES

         (sum of (a) plus (b) plus (c) plus (d) plus (d))     $_____________
                     ----     ----     ----     ----







------------------
(2)      Exclude principal payments on the Senior Notes

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------




                                                                    SCHEDULE - 3
Adjusted Cash Flow(3)

(a)      ____     quarter ____                                                          $____________
         Consolidated Operating Income                                                  $____________
         Rental Obligations                                                             $____________
         Depreciation and amortization                                                  $____________
         Net income arising from sale, exchange or distribution of capital assets (not to exceed 5% of Consolidated
              Operating Income for such period)                                         $____________
         Theatre-Level EBITDA                                                           $____________
         Total for Quarter                                                              $____________

(b)      ____     quarter ____                                                          $____________
         Consolidated Operating Income                                                  $____________
         Rental Obligations                                                             $____________
         Depreciation and amortization                                                  $____________
         Net income arising from sale, exchange or distribution of capital assets (not to exceed 5% of Consolidated
              Operating Income for such period)                                         $____________
         Theatre-Level EBITDA                                                           $____________
         Total for Quarter                                                              $____________

(c)      ____     quarter ____                                                          $____________
         Consolidated Operating Income                                                  $____________
         Rental Obligations                                                             $____________
         Depreciation and amortization                                                  $____________
         Net income arising from sale, exchange or distribution of capital assets (not to exceed 5% of Consolidated
              Operating Income for such period)                                         $____________
         Theatre-Level EBITDA                                                           $____________
         Total for Quarter                                                              $____________

(d)      ____     quarter ____                                                          $____________

--------------

(3) In determining Adjusted Cash Flow, the expense incurred by the Tenant in complying with the provisions of Section 2.1(mm) in granting and recording the Carmike Mortgages and obtaining the Real Estate Collateral Documentation shall be added back to Consolidated Operating Income.

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------




         Consolidated Operating Income                                                  $____________
         Rental Obligations                                                             $____________
         Depreciation and amortization                                                  $____________
         Net income arising from sale, exchange or distribution of capital assets (not to exceed 5% of Consolidated
              Operating Income for such period)                                         $____________
         Theatre-Level EBITDA                                                           $____________
         Total for Quarter                                                              $____________

                  Total Adjusted Cash Flow                                              $
                  (sum of (a) plus (b) plus (c) plus (d)                                 ============

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------



                                                                    SCHEDULE - 4
                            Consolidated Funded Debt

                                    Interest
(a)      Funded Debt                  Rate            Maturity      Total
         -----------                --------          --------      -----

         Secured
         -------

         ______________________     ________          ________      $___________


         ______________________     ________          ________      $___________
         ______________________     ________          ________      $___________
         ______________________     ________          ________      $___________
         Total Secured                                              $___________

         Unsecured
         ---------

         ______________________     ________          ________      $___________


         ______________________     ________          ________      $___________
         ______________________     ________          ________      $___________
         ______________________     ________          ________      $___________
         Total Unsecured                                            $___________

         Guarantees
         ----------

         ______________________     ________          ________      $___________
         ______________________     ________          ________      $___________
         Total                                                      $___________

         Redeemable Preferred Stock                                 $___________
         --------------------------
         Total                                                      $___________

         Other Debt
         ----------

         ______________________     ________          ________      $___________
         ______________________     ________          ________      $___________
         ______________________     ________          ________      $___________
                           Total Funded Debt                        $
                                                                     ==========
(b)      Current Debt                                               $___________

(c)      Unescrowed Off-Balance Sheet Lease Indebtedness (to the
         extent not included in (a) or (b)                          $___________

(d)      Off-Balance Sheet Lease Equity Amounts (to the extent
         not included in (a) or (b)                                 $___________

(e)      Consolidated Funded Debt (a) plus (b) plus (c) plus (d)    $
                                      ----     ----     ----         ==========

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------




                         Consolidated Senior Funded Debt

(f)      Subordinated Debt                                      $___________

(g)      Consolidated Senior Funded Debt (e) less (f)           $___________

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------




                                                                    SCHEDULE - 5
Consolidated Cash Flow(4)

(a)      ____     quarter ____                                  $____________
         Consolidated Operating Income                          $____________
         Depreciation and amortization                          $____________
         Off-Balance Sheet Lease Payments                       $____________
         Net income arising from sale, exchange or
             distribution of capital
             assets (not to exceed 5% of Consolidated
             Operating Income for such period)                  $____________
         Total for Quarter                                      $____________

(b)      ____     quarter ____                                  $____________
         Consolidated Operating Income                          $____________
         Depreciation and amortization                          $____________
         Off-Balance Sheet Lease Payments                       $____________
         Net income arising from sale, exchange or
             distribution of capital assets
             (not to exceed 5% of Consolidated
             Operating Income for such period)                  $____________
         Total for Quarter                                      $____________

(c)      ____     quarter ____                                  $____________
         Consolidated Operating Income                          $____________
         Depreciation and amortization                          $____________
         Off-Balance Sheet Lease Payments                       $____________
         Net income arising from sale, exchange or
             distribution of capital assets
             (not to exceed 5% of Consolidated
             Operating Income for such period)                  $____________
         Total for Quarter                                      $____________



----------------
(4) In determining Adjusted Cash Flow, the expense incurred by the Tenant in complying with the provisions of Section 2.1(mm) in granting and recording the Carmike Mortgages and obtaining the Real Estate Collateral Documentation shall be added back to Consolidated Operating Income.

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------




(d)      ____     quarter ____                                  $____________
         Consolidated Operating Income                          $____________
         Depreciation and amortization                          $____________
         Off-Balance Sheet Lease Payments                       $____________
         Net income arising from sale, exchange or
             distribution of capital
             assets (not to exceed 5% of Consolidated
             Operating Income for such period)                  $____________
         Total for Quarter                                      $____________

              Consolidated Cash Flow                            $
              (sum of (a) plus (b) plus (c) plus (d)             ============
                          ----     ----     ----

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                            ---------------, -------




                                                                    SCHEDULE - 6
                             Rental Obligations(5)

 ____ quarter ____                                      $____________

 ____ quarter ____                                      $____________

 ____ quarter ____                                      $____________

 ____ quarter ____                                      $____________

                                    Total               $____________




--------------------
(5) Rental Obligations shall not include Rental Obligations under the Lease and Rental Obligations under leases arising from sale/leaseback transactions of theatres shall be annualized on a proforma basis, as to any Operating Lease which has been in effect for less than 4 Fiscal Quarters.

                                     ANNEX 1

                      TERMINATION OF LEASE SUPPLEMENT NO. 4


         THIS TERMINATION OF LEASE SUPPLEMENT NO. 4 dated _______________, 2000 (the "Lease Supplement") terminates Lease Supplement No. 6 dated September 9, 1998, to that certain Master Lease dated as of November 20, 1997 (the "Lease") by and between MOVIEPLEX REALTY LEASING, L.L.C. (the "Landlord") and CARMIKE CINEMAS, INC. (the "Tenant").

1. Incorporation of Lease. Reference is hereby made to the Lease, all of the terms of which are incorporated herein and made a part hereof. Without limiting the generality of the foregoing, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

2. Termination of Lease of Supplemental Property. Landlord and Tenant hereby terminate the lease, evidenced by Lease Supplement No. 4, from Landlord to Tenant of the real property, together with all improvements thereon, located in the County of Dougherty, State of Georgia, all as more particularly described on Exhibit A attached hereto and made a part hereof (the "Supplemental Property").





              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Termination of Lease Supplement No. 4 as of the date set forth on the first page hereof.



                                 LANDLORD:



                                 MOVIEPLEX REALTY LEASING, L.L.C., a New
                                 Jersey limited liability company



                                 By: Randolph Hudson & Co., Ltd., a Delaware
                                     corporation, sole managing member





                                     By:

                                     Printed Name:

                                     Printed Title:





                                 TENANT:



                                 CARMIKE CINEMAS, INC., a Delaware corporation





                                 By:

                                 Printed Name:

                                 Printed Title:

                              EXHIBIT A TO ANNEX 1

                                Legal Description


All that certain tract or parcel of land lying in and being a part of Land Lot 409, 1st Land District, Albany, Dougherty County, Georgia and being more particularly described as follows:

COMMENCE at the intersection of the South R/W line of Ledo Road (80' R/W) with the West R/W line of Nottingham Way (R/W varies) said intersection being the POINT OF COMMENCEMENT. Go thence South 87 18' 19" West along the South R/W of Ledo Road for a distance of 279.59' to the POINT OF BEGINNING.

From said POINT OF BEGINNING go South 02 41' 41" East for a distance of 403.82' to a point. Go thence South 87 18' 19" West for a distance of 770.14' to a point. Go thence North 01 57' 54" West for a distance of 403.85' to a point on the South R/W line of Ledo Road (80' R/W). Go thence North 87 18' 19" East along the South R/W line of Ledo Road (80' R/W) for a distance of 765.00' to the POINT OF BEGINNING.

         Said tract contains 7.116 acres.

                                     ANNEX 2


PREPARED BY AND AFTER                      PLEASE CROSS REFERENCE FOR
RECORDING, RETURN TO:                      DOCUMENTS RECORDED AT:
Michelle A. Hickerson, Esq.                    Deed Book 1863, Page 328, and
Jones, Day, Reavis & Pogue                     Deed Book 1864, Page 1,
3500 SunTrust Plaza                            Dougherty County, Georgia Records
303 Peachtree Street
Atlanta, Georgia  30308-3242

                         QUIT-CLAIM DEED FOR RELEASE OF
                      SECURITY DEED AND ASSIGNMENT OF RENTS

         THIS INDENTURE is made as of the day of , 2000, between WACHOVIA BANK, N.A. ("Grantor"), as Agent for the Lenders (as defined in the Security Deed), and MOVIEPLEX REALTY LEASING, L.L.C., a New Jersey limited liability company ("Grantee") ("Grantor" and "Grantee" to include their respective heirs, successors, legal representatives and assigns where the context permits or requires).

                                   WITNESSETH

         THAT Grantor, for the sole purpose hereinafter set forth, and in consideration of the sum of ONE AND NO/100 DOLLAR ($1.00) and other valuable consideration in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency whereof are hereby acknowledged, does by these presents remise, release and forever quit-claim unto Grantee all of Grantor's right, title and interest in and to the Property (as defined in the Security Deed).

         TO HAVE AND TO HOLD said property unto Grantee, so that neither Grantor nor any entity or entities claiming under Grantor shall at any time, by any means or ways, have, claim, or demand any right, title, or interest in or to the land or its appurtenances, or any rights thereof.

         THIS INDENTURE is given for the purpose of releasing the Property from any and all rights of Grantor, including rights derived from that certain Deed to Secure Debt, Assignment of Leases and Security Agreement (the "Security Deed") from Grantee to Grantor dated September 9, 1998, and recorded on September 9, 1998, in Deed Book 1863, Page 328, Records of Dougherty County; and that certain Assignment of Rents from Grantee to Grantor dated September 9, 1998, and recorded on September 9, 1998, in Deed Book 1864, Page 1, aforesaid records.

         IN WITNESS WHEREOF, Grantor has caused these presents to be executed under seal by its properly and duly authorized officers as of the day, month and year first above written.

                                             GRANTOR:

Signed, sealed and delivered in              WACHOVIA BANK, N.A., as Agent
the presence of:

                                             By:
----------------------------------              ------------------------------
Unofficial Witness                           Name:
                                                   ---------------------------
                                             Title:
                                                  ----------------------------

----------------------------------
Notary Public                                Attest:
                                                    --------------------------
                                             Name:
                                                   ---------------------------
Commission Expiration Date:                  Title:
                                                  ----------------------------

[NOTARIAL SEAL]                                       [SEAL]

                                     ANNEX 3

Prepared By and After
Recording, Return To:

Michelle A. Hickerson, Esq.
Jones, Day, Reavis & Pogue
3500 Suntrust Plaza
303 Peachtree Street
Atlanta, GA  30308-3242

STATE OF
         ------------------
COUNTY OF
          -----------------

                              LIMITED WARRANTY DEED

         THIS DEED, made as of the _____ day of ____________, 2000, between MOVIEPLEX REALTY LEASING, L.L.C., a New Jersey limited liability company ("Grantor"), and EASTWYNN THEATRES, INC., an Alabama corporation ("Grantee") (the terms "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context hereof requires or permits).

                                WITNESSETH THAT:

         Grantor, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt, adequacy and sufficiency of which are being hereby acknowledged by Grantor, has granted, bargained, sold and conveyed, and by these presents does hereby grant, bargain, sell and convey unto Grantee the following described real property, to-wit:

         ALL THAT TRACT or parcel of land lying and being in Dougherty County, Georgia, as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference.

         TOGETHER WITH all buildings, structures, fixtures and other improvements located on the real property described above and all easements, appurtenances, rights, privileges, and reservations, belonging or pertaining thereto including, without limitation, any right, title or interest of Grantor in and to adjacent streets, alleys or rights-of-way.

         TO HAVE AND TO HOLD the above-described property, together with all and singular the rights, members and appurtenances thereof, to the same being, belonging or in anywise appertaining to the only proper use, benefit and behoof of Grantee, forever in FEE SIMPLE, subject only to those matters (the "Permitted Encumbrances") and more particularly described on Exhibit "B" attached hereto and incorporated herein by this reference.

         AND THE SAID GRANTOR will warrant and forever defend the right and title to the above-described property unto the Grantee, against the lawful claims of all persons whomsoever, owning, holding or claiming by, through or under Grantor and not otherwise, except for claims arising under or by virtue of the Permitted Encumbrances.

         IN WITNESS WHEREOF, Grantor has signed, sealed and delivered this Deed the day and year first written above.


                                    GRANTOR:

                                    MOVIEPLEX REALTY LEASING, L.L.C.,
                                    a New Jersey limited liability company

Signed, sealed and delivered        By:  Randolph Hudson & Co., Ltd., a Delaware
in the presence of:                      corporation, sole managing member

                                         By:
----------------------------                ----------------------------------
Unofficial Witness                       Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

----------------------------
Notary Public
                                         Attest:
                                                ------------------------------
                                         Name:
                                              --------------------------------
My commission expires:                   Title:
                                               -------------------------------

(NOTARIAL SEAL)                                   (CORPORATE SEAL)

                              EXHIBIT A TO ANNEX 3

                                Legal Description


All that certain tract or parcel of land lying in and being a part of Land Lot 409, 1st Land District, Albany, Dougherty County, Georgia and being more particularly described as follows:

COMMENCE at the intersection of the South R/W line of Ledo Road (80' R/W) with the West R/W line of Nottingham Way (R/W varies) said intersection being the POINT OF COMMENCEMENT. Go thence South 87 18' 19" West along the South R/W of Ledo Road for a distance of 279.59' to the POINT OF BEGINNING.

From said POINT OF BEGINNING go South 02 41' 41" East for a distance of 403.82' to a point. Go thence South 87 18' 19" West for a distance of 770.14' to a point. Go thence North 01 57' 54" West for a distance of 403.85' to a point on the South R/W line of Ledo Road (80' R/W). Go thence North 87 18' 19" East along the South R/W line of Ledo Road (80' R/W) for a distance of 765.00' to the POINT OF BEGINNING.

         Said tract contains 7.116 acres.

                              EXHIBIT B TO ANNEX 3

                             Permitted Encumbrances


(i)      All visible easements and restrictions of record.

(ii)     General or special taxes and assessments, not yet due and payable.

(iii) Right-of-way easement to Georgia Power Company dated May 15, 1975, and recorded July 21, 1975, in Deed Book 546, Page 348, Dougherty County Land Records, as referenced on that certain ALTA/ACSM Land Title Survey prepared by Marbury Engineering Company dated August 10, 1998 (the "Survey").

(iv) The Survey discloses a thirty-five (35) foot minimum setback line along Ledo Road.

But excluding from the foregoing any liens, encumbrances, charges, exceptions and restrictions which have been created by or resulted from acts of Grantor during the Term (as defined in that certain Master Lease between Grantor, as landlord, and Grantee, as tenant, dated November 20, 1997, as supplemented from time to time) which were not consented to or requested by Grantee.

                                     ANNEX 4

UPON RECORDING RETURN TO:

Jones, Day, Reavis & Pogue
3500 SunTrust Plaza
303 Peachtree Street, N.E.
Atlanta, Georgia  30308-3242
Attn: Michelle A. Hickerson


STATE OF GEORGIA

COUNTY OF _______________


                       TERMINATION OF UCC-2 NOTICE FILING


DEBTOR:                                       SECURED PARTY:

MOVIEPLEX REALTY LEASING, L.L.C.              WACHOVIA BANK, N.A., as Agent
2 World Trade Center, Suite 2112              191 Peachtree Street, N.E.
New York, New York  10048                     Atlanta, Georgia  30303

The Secured Party no longer claims a security interest under the UCC-2 Notice Filing filed September 9, 1998, at Book 1864, Page 9, in the Office of the Clerk of the Superior Court of Dougherty County, Georgia. The undersigned, being the present record holder and owner under such UCC-2 Notice Filing, hereby authorizes and directs the Clerk of such Superior Court, as provided in O.C.G.A. ss. 11-9-403(7), to terminate the UCC-2 Notice Filing of record.

                                 SECURED PARTY:

                                 WACHOVIA BANK, N.A., as Agent


                                 By:
                                    -------------------------------------------
                                 Printed Name:
                                               --------------------------------
                                 Printed Title:
                                               --------------------------------

                                     ANNEX 5

                      TERMINATION OF LEASE SUPPLEMENT NO. 6


THIS TERMINATION OF LEASE SUPPLEMENT NO. 6 dated ____________________, 2000 (the "Lease Supplement") terminates Lease Supplement No. 6 dated January 14, 1999, to that certain Master Lease dated as of November 20, 1997 (the "Lease") by and between MOVIEPLEX REALTY LEASING, L.L.C. (the "Landlord") and CARMIKE CINEMAS, INC. (the "Tenant").

1. Incorporation of Lease. Reference is hereby made to the Lease, all of the terms of which are incorporated herein and made a part hereof. Without limiting the generality of the foregoing, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

2. Termination of Lease of Supplemental Property. Landlord and Tenant hereby terminate the lease, evidenced by Lease Supplement No. 6, from Landlord to Tenant of the real property, together with all improvements thereon, located in the County of Rutherford, State of Tennessee, all as more particularly described on Exhibit A attached hereto and made a part hereof (the "Supplemental Property").


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Termination of Lease Supplement No. 6 as of the date set forth on the first page hereof.


                                  LANDLORD:

                                  MOVIEPLEX REALTY LEASING, L.L.C.,
                                  a New Jersey limited liability company

                                  By:  Randolph Hudson & Co., Ltd., a Delaware
                                       corporation, sole managing member

                                  By:
                                     -----------------------------------------
                                  Printed Name:
                                               -------------------------------
                                  Printed Title:
                                                ------------------------------

                                  TENANT:

                                  CARMIKE CINEMAS, INC., a Delaware
                                  corporation

                                  By:
                                     -----------------------------------------
                                  Printed Name:
                                               -------------------------------
                                  Printed Title:
                                                ------------------------------

                                    EXHIBIT A


                                   To be Added

                                     ANNEX 6

This Instrument Prepared
By And Upon Recordation,
Return To:                                  CROSS-REFERENCE TO:

Michelle A. Hickerson, Esq.                 Book B-447, Page 283, and
Jones, Day, Reavis & Pogue                  Book B-447, Page 319
3500 SunTrust Plaza                         Rutherford County, Tennessee Records
303 Peachtree Street, N.E.
Atlanta, Georgia  30308-3242


             RELEASE OF DEED OF TRUST AND TERMINATION OF ASSIGNMENT

         WACHOVIA BANK, N.A. ("Beneficiary"), as Agent for the Lenders (as defined in the Deed of Trust), is the sole owner and holder of that certain Deed of Trust, Assignment of Leases and Security Agreement (the "Deed of Trust") from MOVIEPLEX REALTY LEASING, L.L.C., a New Jersey limited liability company ("Grantor"), to John H. Roe, Jr., Trustee, dated January 14, 1999, and recorded in Book B-447, Page 283, in the Register's Office of Rutherford County, Tennessee (the "Records") and that certain Assignment of Rents (the "Assignment") from Grantor, dated January 14, 1999, and recorded in Book B-447, Page 319, in the Records.

         Beneficiary hereby releases and forever discharges the Property (as defined in the Deed of Trust) from the lien of the Deed of Trust and the Assignment and declares that the lien of the foregoing instruments with respect to the Property is fully satisfied and discharged.

         WITNESS my hand and seal this _____ day of _______________, 2000.

                                        BENEFICIARY:

                                        WACHOVIA BANK, N.A., as Agent

                                        By:
                                             ----------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Printed Title:
                                                       ------------------------

                                        Attest:
                                                -------------------------------
                                        Printed Name:
                                                      -------------------------
                                        Printed Title:
                                                       ------------------------

                                                          [SEAL]

STATE OF __________________________)
                                   )
COUNTY OF _________________________)


         Personally appeared before me, the undersigned, a Notary Public having authority within the State and County aforesaid,______________________ , with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that __he executed the within instrument for the purposes therein contained on behalf of Agent as hereinafter described, and who further acknowledged that __he is the __________________________ of Wachovia Bank, N.A., as Agent, the within named bargainer, ("Agent"), and is authorized by Agent to execute this instrument on behalf of Agent as ___________________ of Agent.

         WITNESS my hand, at office, this _____ day of _______________, 2000.

                                     ANNEX 7


This Instrument Prepared By:
Michelle A. Hickerson, Esq.
JONES, DAY, REAVIS & POGUE
3500 SunTrust Plaza
303 Peachtree Street, NE
Atlanta, Georgia 30308-3242
(404) 521-3939

                              LIMITED WARRANTY DEED


================================================================================
Address New Owner as Follows:                         Send Tax Bills To:
--------------------------------------------------------------------------------
Carmike Cinemas, Inc.                                 Carmike Cinemas, Inc.
--------------------------------------------------------------------------------
P.O. Box 391                                          P.O. Box 391
--------------------------------------------------------------------------------
Columbus, GA 31902-0391                               Columbus, GA 31902-0391
--------------------------------------------------------------------------------
Part of Map 92, Parcel 110
================================================================================

STATE OF _______________

COUNTY OF _____________


         FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, receipt of which is hereby acknowledged, MOVIEPLEX REALTY LEASING, L.L.C., a New Jersey limited liability company ("Grantor"), has bargained and sold and does hereby transfer and convey unto EASTWYNN THEATRES, INC., an Alabama corporation ("Grantee"), its successors and assigns, a certain tract of land located in Rutherford County, Tennessee and described on EXHIBIT A attached hereto and incorporated herein by this reference (the "Property"). This is improved property is located in Murfreesboro, Tennessee.

         TO HAVE AND TO HOLD the Property, together with all the appurtenances and hereditaments thereunto belonging or in anywise appertaining, to the said Grantee, its successors and assigns, forever, subject only to those matters shown on EXHIBIT B attached hereto and incorporated herein by this reference.

         AND Grantor does hereby covenant with Grantee that it is lawfully seized and possessed of the Property in fee simple; that it has good right to sell and convey the same; and that the same is unencumbered, except as shown on EXHIBIT B and except for encumbrances which were not created by Grantor or suffered or incurred by Grantor.

         AND Grantor does further covenant and bind itself, its successors and assigns, to warrant and forever defend the title to the Property against the lawful claims of all persons claiming by, through or under Grantor, but no further or otherwise.

         IN WITNESS WHEREOF, Grantor has caused this instrument to be executed on this ____ day of _______________, 2000.

                                GRANTOR:



                                MOVIEPLEX CINEMAS, INC., a New Jersey
                                limited liability company


                                By: Randolph, Hudson & Co., Inc., a Delaware
                                    corporation, sole managing member



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                                               [SEAL]

STATE OF __________  )
                     )
COUNTY OF ________   )


         The actual consideration or value, whichever is greater, for this transfer is $__________.

                                     -------------------------
                                     AFFIANT





         Subscribed and sworn to before me this ____ day of __________, 2000.


                                     -------------------------
                                     NOTARY PUBLIC



My Commission Expires:


---------------------


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

STATE OF _________)
                  )
COUNTY OF ________)


         Personally appeared before me, the undersigned, a notary public having authority within the State and County aforesaid, __________, with whom I am personally acquainted, and who has acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the __________ of Randolph, Hudson & Co., Inc., a Delaware corporation (the "Corporation"), the sole managing member of MoviePlex Realty Leasing, L.L.C., a New Jersey limited liability company (the "Company"), and is authorized by the Corporation to execute this instrument on behalf of the Corporation as the _____________ of the Corporation, the Corporation being authorized to execute this instrument on behalf of the Company.

         Witness my hand, at office, this ____ day of ____________, 2000.


                                  ------------------------------
                                  Notary Public



                                  My Commission Expires:

                                      (NOTARIAL SEAL)

                              EXHIBIT A TO ANNEX 7



                                   To Be Added

                              EXHIBIT B TO ANNEX 7

                             Permitted Encumbrances


(i) Restrictive covenants, easements and setback lines that are applicable to the described property and of record, and all zoning and subdivision regulations of the appropriate governmental body along with any easements and rights of ways of public roads and utilities.

(ii)     General or special taxes and assessments, not yet due and payable.

(iii) Greenbelt Application Approval recorded in Book A467, page 145, in the Register's Office for Rutherford County, Tennessee.

(iv) Rights of way and easements, for streets, public utility and drainage, construction, slopes, sanitary sewer and drainage, ingress and egress and incidental purposes, conveyed to the City of Murfreesboro by instrument recorded in Book 527, page 490, in the Register's Office for Rutherford County, Tennessee, as shown on the Final Plan prepared by R.L. Montoya Land Surveying, Inc. and dated October 29, 1998, last revised November 20, 1998.

But excluding from the foregoing any liens, encumbrances, charges, exceptions and restrictions which have been created by or resulted from acts of Grantor during the Term (as defined in that certain Master Lease between Grantor, as landlord, and Grantee, as tenant, dated November 20, 1997, as supplemented from time to time) which were not consented to or requested by Grantee.